UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – November 10, 2004

TOLLGRADE COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	000-27312	25-1537134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

493 Nixon Road
Cheswick, Pennsylvania 15024
(Address of Principal Executive Offices) (Zip code)

Registrant’s telephone number, including area code — (412) 820-1400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

The Registrant elects to disclose under this Item 7.01 pursuant to Regulation FD (17 CFR 243.100 — 243.103) the information contained in Exhibit 99.1 furnished herewith, which information is incorporated in this Item 7.01 by reference. Such information shall not be deemed to be filed hereunder for purposes of liability under the Securities Exchange Act of 1934 or for purposes of incorporation by reference in any registration statement filed by the Registrant under the Securities Act of 1933.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number	Description
99.1	Information furnished pursuant to Regulation FD (17 CFR 243.100 - 243.103)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLLGRADE COMMUNICATIONS, INC.
Date: November 10, 2004	By:	/s/Christian L. Allison
Christian L. Allison
Chief Executive Officer

EXHIBIT INDEX

(Pursuant to Item 601 of Regulation S-K)

Exhibit
Number	Description and Method of Filing
99.1	Information furnished pursuant to Regulation FD, filed herewith.